UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2011

YOUBLAST GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52363	74-2820999
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Greene Street, 4th Floor
New York, New York 10012
(Address of principal executive offices) (zip code)

(212) 465-3428
 (Registrant's telephone number, including area code)

Copies to:
David J. Sorin, Esq.
SorinRoyerCooper LLC
Two Tower Center Blvd.
East Brunswick, NJ 08816
Phone: (732) 839-0400
Fax: (732) 393-1901

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 24, 2011, YouBlast Global, Inc., a Delaware corporation (the “Company”), appointed Dwayne Deslatte to serve as a director of the Company’s board of directors.  Mr. Deslatte was appointed to fill the sixth and sole vacant position on the board of directors, formerly held by Mr. Joseph Scharf until December 7, 2010.  Mr. Deslatte is a stockholder of the Company, holding 3,334 shares of common stock of the Company, and was formerly the chief executive officer and sales director of Mac Filmworks, Inc., a corporation which merged into the Company in September 2008.

Mr. Deslatte is 41 years old and has significant corporate experience, including prior experience with a predecessor of the Company.  Mr. Deslatte has served as the Director of Operations for the National Eagles and Angels Association since 2009 and has worked as a private consultant in business development and project management with private and public companies since 2003.  From 2004 through 2007, Mr. Deslatte served as Vice President of Business Research and Analysis of SH Celera Capital Corporation.  In 2004, Mr. Deslatte served on the Board of Directors of Spartan United Industries, which was renamed PharmaFrontiers after a merger with a company of the same name.  Mr. Deslatte continued as a director of PharmaFrontiers through its merger with Opexa Pharmaceuticals, now Opexa Therapeutics (OPXA: NASDAQ).  From October 2007 through September 2008, Mr. Deslatte served as CEO of YouBlast’s predecessor, MAC Filmworks, Inc.

Mr. Deslatte is a registered nurse.  In 2007, he served on the staff of the Pediatric Intensive Care Unit at St. Joseph’s Hospital in Phoenix, Arizona, and, in 2007 through 2009, he worked at John C. Lincoln Hospital with trauma and orthopedic patients.  Mr. Deslatte holds a B.A. in history from Texas A&M University and a B.S. in nursing, cum laude, and M.B.A. from Texas Women’s University.  Mr. Deslatte served in the Corps of Cadets for four years while at Texas A&M University.

There is no family relationship between Mr. Deslatte and any other executive officer or director of the Company, or person nominated or chosen by the Company to become an executive officer or director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBLAST GLOBAL, INC.

Dated: January 31, 2011	By:	/s/ Jeffrey D. Forster
Name: Jeffrey D. Forster
Title: Chief Executive Officer

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